Class AA

MetLife Investors Insurance Company

MetLife Investors Variable Annuity Account One

MetLife Investors Insurance Company of California

MetLife Investors Variable Annuity Account Five

First MetLife Investors Insurance Company

First MetLife Investors Variable Annuity Account One

Supplement Dated February 22, 2005,

to

Prospectus Dated May 1, 2004 and May 1, 2002

MetLife Investors Insurance Company, MetLife Investors Insurance Company of California and First MetLife Investors Insurance Company (the “Companies”) are parties to an application with the Securities and Exchange Commission (“SEC”) requesting an order to allow the Companies to remove certain variable investment options (“Existing Funds”) and substitute new options (“Replacement Funds”) as shown below. To the extent that a Replacement Fund is not currently available as an investment option under your Contract, such Replacement Fund will be added as an investment option on or before the date of the substitution.

The Companies believe that the proposed substitutions are in the best interests of Contract holders. In each case, the Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Companies will bear all expenses related to the substitutions, and they will have no tax consequences for you.

The Companies anticipate that, if such order is granted, the proposed substitutions will occur on or about May 1, 2005. You will receive notice of the substitutions.

The proposed substitutions and respective advisers and/or sub-advisers are:

Existing Fund and Current Adviser (with Current Sub-Adviser as noted)	Replacement Fund and Sub-Adviser
AIM V.I. Premier Equity Fund (Series I) (A I M Advisors, Inc.)	Lord Abbett Growth and Income Portfolio (Class A) (Lord Abbett & Co. LLC) (“Lord, Abbett”)
AllianceBernstein Real Estate Investment Portfolio (Class B) (Alliance Capital Management, L.P.)	Neuberger Berman Real Estate Portfolio (Class B) (Neuberger Berman Management, Inc.)
Dreyfus Stock Index Fund (Service Class) (The Dreyfus Corporation)	MetLife Stock Index Portfolio (Class B) (MetLife Advisers, LLC)
MFS High Income Series (Service Class) (Massachusetts Financial Services Company) (“MFS”)	Lord Abbett Bond Debenture Portfolio (Class B) (Lord, Abbett)
MFS New Discovery Series (Service Class) (MFS)	Met/AIM Small Cap Growth Portfolio (Class B) (AIM Capital Management, Inc.)
Putnam VT International Equity Fund (Class IB) (Putnam Investment Management, LLC)	MFS Research International Portfolio (Class B) (MFS)
Scudder Government & Agency Securities Portfolio (Class A) (Deutsche Investment Management Americas, Inc.)	Salomon Brothers U.S. Government Portfolio (Class A) (Salomon Brothers Asset Management Inc.)
SVS Dreman Small Cap Value Portfolio (Class A) (Deutsche Investment Management Americas Inc.) (Sub-Adviser – Dreman Value Management LLC)	Third Avenue Small Cap Value Portfolio (Class A) (Third Avenue Management, LLC)
VIP High Income Portfolio (Service Class 2) (Fidelity Management & Research Company)	Lord Abbett Bond Debenture Portfolio (Class B) (Lord, Abbett)

Please note that:

•	No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

•	The elections you have on file for allocating your account value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

•	You may transfer amounts in your Contract among the variable investment options and the fixed account option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract.

•	If you make one transfer from one of the above Existing Funds before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

•	On the effective date of the substitution, your account value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

•	There will be no tax consequences to you.

The Companies expect to complete the substitutions after the approval of the SEC. Approval of some portions of the substitutions may also be required from certain state insurance authorities. Following the substitutions, we will send you a prospectus for the Replacement Funds in the Met Investors Series Trust and Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitutions and confirmation of transfers.

Please contact us at 1-800-343-8496 if you have any questions.